UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: December 24, 2018

(Date of earliest event reported)

BioVie Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55292	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11601 Wilshire Blvd., Suite 1100, Los Angeles, CA		90025
(Address of principal executive offices)		(Zip Code)

(312) 283-5793

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 24, 2018, BioVie Inc. (“BioVie”) completed the return of its partial ownership rights in a modified terlipressin program of PharmaIN Corporation (“PharmaIN”) and paid to PharmaIN the remaining $10,844 balance on a related debt for past services and other matters. BioVie had acquired the rights in that program, which is separate from and unrelated to the current BIV201 clinical development program, under a 2016 Commercialization Agreement with PharmaIN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2018	BIOVIE INC.

	By:	/s/ Jonathan Adams
Jonathan Adams
President & Chief Operating Officer